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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 1998 (OCTOBER 23,
                                     1998)

                            TIER TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           CALIFORNIA                        000-23195                     94-3145844
  (STATE OR OTHER JURISDICTION              (COMMISSION                   (IRS EMPLOYER
        OF INCORPORATION)                  FILE NUMBER)                IDENTIFICATION NO.)

 1350 TREAT BOULEVARD, SUITE 250
     WALNUT CREEK, CALIFORNIA                                                 94596
 (ADDRESS OF PRINCIPAL EXECUTIVE
             OFFICES)                                                      (ZIP CODE)
                                          (925) 937-3950
                                      (REGISTRANT'S TELEPHONE
                                              NUMBER,
                                       INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS.

  On October 13, 1998, Tier Technologies, Inc. (the "Company") announced that it would restate its financial statements for the nine-month fiscal year ended September 30, 1997 and for the two subsequent quarters ended December 31, 1997 and March 31, 1998 to reflect changes in accounting for certain payments made in connection with two business combinations. Such payments will be treated as compensation expense rather than purchase price.

  The Company has now issued restated financial statements for the nine-month fiscal year ended September 30, 1997, which have been audited by the Company's former independent auditors, Ernst & Young LLP, and unaudited restated financial statements for the six months ended March 31, 1997 and March 31, 1998. A copy of the audited financial statements referred to above, together with the report of Ernst & Young LLP thereon, is attached to this current report on Form 8-K as Exhibit 99.1. The unaudited restated financial statements referred to above are included in the Company's amended filings on Forms 10-Q dated October 21, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c) EXHIBITS.

 EXHIBIT
   NO.                                DESCRIPTION
 -------                              -----------
 23.1    Consent of Ernst & Young LLP, independent auditors
 27.1    Restated Financial Data Schedule
 99.1    Restated financial statements for the fiscal year ended September 30,
         1997 and auditor's report thereon

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TIER TECHNOLOGIES, INC.

                                          By:        /s/ George K. Ross
                                             ----------------------------------
                                                       George K. Ross
                                                Executive Vice President and
                                                  Chief Financial Officer

Date: October 23, 1998

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                                 EXHIBIT INDEX

 EXHIBIT NO.                            DESCRIPTION
 -----------                            -----------
   23.1      Consent of Ernst & Young LLP, independent auditors
   27.1      Restated Financial Data Schedule
   99.1      Restated financial statements for the fiscal year ended September
              30, 1997 and auditor's report thereon

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